EXHIBIT B

                      FIRST AMENDMENT TO AGREEMENT OF SALE

         THIS FIRST AMENDMENT TO AGREEMENT OF SALE made this 7th day of February, 1996 by and between WILLOWBROOK JOINT VENTURE, a New Jersey Joint Venture, of 23 West Park Avenue, Merchantville, New Jersey 08109, hereinafter referred to as Seller, and BERWIND PROPERTY GROUP, INC., a Pennsylvania Corporation, and FIRST MONTGOMERY PROPERTIES, LTD., a Pennsylvania Corporation, c/o Berwind Property Group, Inc., 3000 Centre Square West, 1500 Market Street, Philadelphia, Pennsylvania 19102, hereinafter collectively referred to as Buyer.

                                   BACKGROUND

         A. Buyer and Seller executed a certain Agreement of Sale dated February 7th, 1996 (the "Agreement of Sale"), pursuant to the provisions of which Buyer agreed to purchase from Seller and Seller agreed to sell to Buyer that certain tract or parcel of land and premises situate, lying and being in Baltimore, Maryland, commonly known and referred to as Willowbrook Apartments.

         B. Buyer and Seller now desire to amend the Agreement of Sale pursuant to the provisions of this First Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements contained herein, the parties hereto, intending to be legally bound hereby, do covenant and agree with each other as follows:

         1. Except as specifically defined herein, initially capitalized terms herein shall have the meaning ascribed thereto in the Agreement of Sale.

         2. Paragraph 7(a) of the Agreement of Sale is hereby amended in its entirety as follows:

                           "7. FEASIBILITY PERIOD: (a) For a Feasibility Period
                  of ninety (90) days from the date hereof (the "Feasibility Period"), Buyer is granted the right to conduct physical inspections, tests and investigations of the Premises in such a manner as not to inconvenience the tenants and to review copies of the Leases, Service Contracts, bills for calendar years 1994 and 1995 for real estate taxes, utilities (water, sewer, gas and electric) insurance premiums and trash


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                  removal pertaining to the Premises. At any time during said
                  Feasibility Period, Buyer shall have the right, for any reason whatsoever, to cancel and terminate this Agreement by serving written notice thereof upon Seller on or before the expiration of said Feasibility Period; if Buyer elects to terminate this Agreement as permitted herein, then this Agreement shall be cancelled and terminated and the Deposit, together with interest earned thereon, shall be returned to Buyer and neither party hereunder shall have any further liability or obligation to the other hereunder except with respect to the indemnifications contained in this Paragraph 7, Paragraph 5(e) and Paragraph 22; if Buyer fails to exercise its right to terminate this Agreement as permitted herein, then said right shall automatically lapse, terminate and become null and void. Buyer shall indemnify and save harmless the Seller from any liability, loss, cost or expense (including reasonable attorney's fees) arising from or in connection with such inspection and/or entry upon the Premises; said indemnification shall survive Closing and/or termination of this Agreement."

         3. All references in the Agreement of Sale to the "Extended Feasibility Period" are hereby deleted.

         4. Except as specifically set forth herein, the Agreement of Sale remains effective in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be signed the day and year first above written.

SIGNED, SEALED AND DELIVERED                         WILLOWBROOK JOINT VENTURE,
IN THE PRESENCE OF:                                  A New Jersey Joint Venture

                                        BY: Clover Income Properties, L.P.,
                                            A New Jersey Limited Partnership
                                            Joint Venturer
                                            By: C.I.P. Management Corporation,
                                            A New Jersey Corporation,
                                            General Partner

                                        BY: /s/ Steven Zalkind
                                           -------------------
                                           STEVEN ZALKIND, Vice President



                                       B-2

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                                        BY: Clover Income Properties II, L.P.,
                                            A New Jersey Limited Partnership
                                            Joint Venturer
                                            By: C.I.P. II Management
                                            Corporation,
                                            A New Jersey Corporation,
                                            General Partner

                                        BY: /s/ Steven Zalkind
                                           -------------------
                                           STEVEN ZALKIND, Vice President

                                        BY: Clover Income Properties III, L.P.,
                                            A New Jersey Limited Partnership
                                            Joint Venturer
                                            By: Crown Management Corporation,
                                            A New Jersey Corporation,
                                            General Partner

                                            BY: /s/ Steven Zalkind
                                               ----------------------------
                                               STEVEN ZALKIND, Vice President


                                            BERWIND PROPERTY GROUP, INC.,
                                            A Pennsylvania Corporation

_______________________                    BY: /s/ Loretta Kelly
                                              --------------------------
                                              LORETTA KELLY, Vice President


                                              FIRST MONTGOMERY PROPERTIES, LTD.,
                                              A Pennsylvania Corporation

______________________                     BY: /s/ Mitchell Morgan
                                               --------------------------
                                               MITCHELL MORGAN, President

                                       B-3

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